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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     July 24, 2003
                                                 -------------------------------

                              UNITED BANCORP, INC.
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                         (Name of Issuer in its charter)


         Ohio                             0-16540               34-1405357
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


201 South 4th Street, Martins Ferry, Ohio                       43935-0010
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 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, including Area Code             740-633-0445
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     The following exhibits are furnished herewith:

     EXHIBIT NO.                    DESCRIPTION OF EXHIBIT

     99 Press Release dated July 24, 2003 with respect to the Registrant's financial results for the three and six months ended June 30, 2003


ITEM 9.       INFORMATION FURNISHED UNDER ITEM 12
              RESULTS OF OPERATIONS AND FINANCIAL CONDITION


The information included in this section is intended to be included under "Item
12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On July 24, 2003, the Registrant announced financial results for the three and six months ended June 30, 2003 reporting earnings of $827,000 and $1,630,000, respectively. A copy of the press release announcing the Registrant's results for the three and six months ended June 30, 2003 is attached hereto as Exhibit 99 and incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   July 24, 2003

                                               United Bancorp, Inc.


                                      By:      /s/ Randall M. Greenwood
                                               ---------------------------------
                                               Randall M. Greenwood
                                               Chief Financial Officer




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                                  EXHIBIT INDEX


     EXHIBIT NO.                    DESCRIPTION OF EXHIBIT

     99 Press Release dated July 24, 2003 with respect to the Registrant's financial results for the second quarter ended June 30, 2003